EXHIBIT 10.2

             Union National Financial Corporation 1988 Stock
               Incentive Plan. (Incorporated by Reference to
            Registrant's Registration Statement No. 333-27837
                     on Form S-8, filed with the
                      Commission on May 27, 1997.)